UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2012
Date of Report (Date of earliest event reported)

DUMA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 200, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 408-4880
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 16, 2012, Duma Energy Corp. (the "Company") increased the number of its authorized shares of common stock from 20,000,000 shares, par value $0.001 per share, to 500,000,000 shares, par value $0.001 per share. A copy of the Certificate of Amendment (the "Certificate of Amendment"), as filed with the Nevada Secretary of State to give effect to the increase in the Company's authorized shares of common stock, is filed as Exhibit 3.1 hereto.

Item 5.07   Submission of Maters to a Vote of Security Holders

A discussed above in Item 5.03, on April 6, 2012, the Company's Board of Directors approved by way of unanimous written consent resolutions the increase in the Company's authorized shares of common stock and at the same time approved the submission of the increase in authorized shares of common stock to the holders of the majority of the Company's outstanding shares of common stock, who also approved such increase in authorized shares of common stock on April 6, 2012. In addition, the Board of Directors set April 10, 2012 as the record date for the determination of stockholders who are entitled to receive the Schedule 14C Information Statement. On April 25, 2012, the definitive Schedule 14C was filed with the Securities and Exchange Commission and mailed to all stockholders of record as of the record date, which informed such stockholders of record that the Certificate of Amendment would be filed with the Nevada Secretary of State and will become effective, on or about May 16, 2012.

SECTION 7 - REGULATION FD

Item 7.01   Regulation FD Disclosure

Due to the Company's name change and reverse stock split which became effective with the OTC Bulletin Board at the opening for trading on April 4, 2012, the Company began trading under the stock symbol "SGCAD", and the "D" in the Company's symbol (which signifies a stock split) was removed on May 3, 2012. FINRA has now provided the Company with its new stock symbol of "DUMA" which became effective with the OTC Bulletin Board at the opening of trading on May 17, 2012, and which now more closely reflects the Company's new name.

The Company's CUSIP number is 264567108.

SECTION 8 - OTHER EVENTS

Item 8.01   Other Events

On May 16, 2012, the Company issued a press release about its new stock symbol "DUMA" effective at the opening of trading on May 17, 2012.

A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

Not applicable.

(b)      Pro forma Financial Information

Not applicable.

(c)      Shell Company Transaction

Not applicable.

(d)      Exhibits
Exhibit	Description
3.1	Certificate of Amendment filed with the Nevada Secretary of State on May 16, 2012.
99.1	Press Release dated May 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUMA ENERGY CORP.
Date: May 17, 2012	/s/ Jeremy Driver Name: Jeremy Driver Title: President, Chief Executive Officer and a director

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